Exhibit 10.13

TERMINATION OF

AMENDMENT NO. 1 TO

TERMINAL SERVICES AGREEMENT

(MARCUS HOOK - BUTANE)

This Termination of Amendment No. 1 to Terminal Services Agreement (Marcus Hook — Butane) (this “Termination”) is made as of the 3rd day of October, 2014 by and between Sunoco Partners Marketing & Terminals L.P. (“SPMT”) and Philadelphia Energy Solutions Refining and Marketing LLC (“PES”).

RECITALS

WHEREAS, Sunoco, Inc. (R&M) and PES executed that certain Terminal Services Agreement (Marcus Hook — Butane), dated as of September 8, 2012 (the “Original Agreement”);

WHEREAS, pursuant to that certain Bill of Sale, Assignment and Assumption Agreement dated as of April 1, 2013, Sunoco, Inc. (R&M) assigned to SPMT and SPMT assumed all of Sunoco, Inc. (R&M)’s rights, title and interest arising under the Original Agreement (the “Assignment”);

WHEREAS, SPMT and PES executed that certain Amendment No. 1 to Terminal Services Agreement (Marcus Hook — Butane), dated as of September 10, 2013, (“Amendment No. 1”); and

WHEREAS, SPMT and PES now desire to terminate certain sections of Amendment No. 1.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, SPMT and PES agree as follows:

1.              Definitions. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Original Agreement.

2.              Effective as of the date hereof, Sections 4, 5, 6 and 7 of Amendment No. 1 are hereby terminated and of no further force or effect.

3.              SPMT hereby waives its right to receive at least sixty (60) days written notice of the termination of Sections 4, 5, 6 and 7 of Amendment No. 1.

4.              This Termination shall be governed by and construed in accordance with the laws of the State of New York, excluding any choice or conflicts of laws thereof.

5.              This Termination may be executed in one or more counterparts, all of which taken together shall constitute one instrument. Photocopies, facsimiles, and other reproductions of the originally signed Termination shall be deemed to be original counterparts to this Termination.

IN WITNESS WHEREOF, the parties hereto have executed this Termination to Amendment No. 1 to the Terminal Services Agreement (Marcus Hook — Butane) on the date and year first above written.

SUNOCO PARTNERS MARKETING & TERMINALS L.P

By: Sunoco Logistics Partners Operations GP
LLC, its general partner

By:	/s/ Robert M. Ricciuti
Name:	Robert M. Ricciuti
Title:	VP Refined Products

PHILADELPHIA ENERGY SOLUTIONS
REFINING AND MARKETING LLC

By:	/s/ Thomas Scargle
Name:	Thomas Scargle
Title:	SVP Supply